Exhibit 10.13

CANCELLATION AGREEMENT

We the undersigned being parties to an Executive Services Agreement dated May 1, 2006 do hereby mutually agree to cancel the Executive Services Agreement effective January 31, 2007 without recourse to either party.

Dated this 31st day of January, 2007.

GLOBAL GREEN SOLUTIONS INC.                                       SIGMA CONSULT bvba

By: ELDEN SCHORN                                                                By: J. D. FRATER
       Elden Schorn                                                                               James Douglas Frater
Title: Chairman and Director                                                         Title: Managing Partner